EXHIBIT 23(b)


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
HEI, Inc.:


We consent to the use of our report dated October 6, 1999, except as to note 5 which is as of October 22, 1999, incorporated by reference in this Form S-8.





                                                    /s/ KPMG LLP





Minneapolis, Minnesota
January 21, 2000